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                                                                   EXHIBIT 10.21


                          YOUTH TEAM REGISTRATION FORM

To register your team, complete the information below and return it with your deposit. (NO DEPOSIT, NO PLAY) for further information please contact us at the S'port Port 318-868-4638.

Coach/Captain:_________________________Team:__________________Color:____________

Address:___________________________________City:___________________Zip:_________

Home Phone:______________________Work:___________________Fax____________________

Pager or Mobile:____________________e-mail:_____________________________________

                               GAME TIME REMINDERS

As a courtesy S'port Port has the capability to remind your entire team of their next game 2 days prior to the game. We can also call for any reschedule or practice times you would like to remind them of. We will always remind the captain of all games and practices to insure against schedule problems. Would you like us to remind:

(CIRCLE ONE)    Only Coach/Capt. by phone      Only Coach/Capt. by e-mail       Entire team by phone

                                PLAYING DIVISION

(CIRCLE ONE)    Boys    Girls        (CIRCLE ONE)    U8      U10     U12     U14     U16     U19

                                COMPETITION LEVEL

(CIRCLE ONE)    1st     2nd      3rd      4th

                               -------------------
                               For Office Use Only
                               ===================

                               Team # ______

                               Coach # ______

                               Asst. # ______

                               Div. # ______

                               -------------------

                                   GAME TIMES
                               Sat.- Sun.   7am-8pm
                              Mon.-Fri.    4:30pm-8pm

Youth game times are mostly on Saturday and Sunday depending on the division. Occasionally we may have you play a weekday game but you will never play more than two unless otherwise requested.

                                SPECIAL REQUESTS

S'port Port has the ability to schedule around any special requests such as Tournaments, Weddings and Special Events. Please indicate any scheduling conflicts below.

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Coach/Capt.______________________________________________Date:__________________